UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Franklin Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 12, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Franklin Financial Corporation (the “Company”).  The meeting will be held at The Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia 23060, on Tuesday, February 21, 2012 at 4:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the proxy card provided to you.  If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Richard T. Wheeler, Jr.

Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

FRANKLIN FINANCIAL CORPORATION
4501 COX ROAD
GLEN ALLEN, VIRGINIA 23060
(804) 967-7000

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:00 p.m., local time, on Tuesday, February 21, 2012

PLACE	The Cultural Arts Center at Glen Allen
2880 Mountain Road
Glen Allen, Virginia 23060

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years.

(2) To ratify the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2012.

(3) To approve the Franklin Financial Corporation 2012 Equity Incentive Plan.

(4) To approve a non-binding resolution to approve the compensation of the named executive officers as disclosed in this proxy statement.

(5) To determine whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years.

(6) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on December 30, 2011.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card provided to you.  Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement.  A printed proxy card for the annual meeting and a self-addressed envelope will be mailed to all stockholders of record on or about January 12, 2012.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/Donald F. Marker

Donald F. Marker
Vice President, Chief Financial Officer
and Secretary/Treasurer
January 12, 2012

FRANKLIN FINANCIAL CORPORATION

Proxy Statement

Table of Contents

General Information	1

Information About Voting	1

Corporate Governance and Board Matters	4

Audit-Related Matters	9

Stock Ownership	11

Items to be Voted on by Stockholders:

Item 1 – Election of Directors	12

Item 2 – Ratification of the Independent Registered Public Accounting Firm	14

Item 3 – Approval of the Franklin Financial Corporation 2012 Equity Incentive Plan	14

Item 4 – Advisory Vote on the Approval of Compensation of the Named Executive Officers.	18

Item 5 – Advisory Vote on the Frequency of a Stockholder Vote on the Compensation of the Named Executive Officers	19

Compensation Discussion and Analysis	20

Executive Compensation	26

Other Information Relating to Directors and Executive Officers	33

Submission of Business Proposals and Stockholder Nominations	35

Stockholder Communications	35

Miscellaneous	35

FRANKLIN FINANCIAL CORPORATION

PROXY STATEMENT

General Information

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Franklin Financial Corporation for the 2012 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Franklin Financial Corporation as “Franklin Financial,” the “Company,” “we,” “our” or “us.”

Franklin Financial is the holding company for Franklin Federal Savings Bank.  In this proxy statement, we may also refer to Franklin Federal Savings Bank as “Franklin Federal” or the “Bank.”

We are holding the 2012 annual meeting at The Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia 23060, on Tuesday, February 21, 2012 at 4:00 p.m., local time.

We intend to provide access to this proxy statement and a proxy card to stockholders of record beginning on or about January 12, 2012.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to be held on February 21, 2012

This proxy statement and our 2011 Annual Report are available electronically at www.cfpproxy.com/7000.  On this website, the Company also posts the Company’s 2011 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

Information About Voting

Who Can Vote at the Meeting

You are entitled to vote the shares of Franklin Financial common stock that you owned as of the close of business on December 30, 2011.  As of the close of business on December 30, 2011, a total of 14,302,838 shares of Franklin Financial common stock were outstanding.  Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Franklin Financial in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Franklin Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Franklin Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will be asked to elect three directors to serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to any nominee.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the Franklin Financial Corporation 2012 Equity Incentive Plan (the “2012 Plan”), you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

In voting on the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm or on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  The affirmative vote of a majority of the votes cast is required to ratify the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012 and to approve a non-binding resolution to approve the compensation of the named executive officers.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one, two or three years, or you may abstain from voting.  This proposal will be determined by a plurality of the votes cast.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this proxy statement), in the proposal to approve the 2012 Plan (Item 3 of this proxy statement) or with respect to either of the advisory votes regarding the compensation of our named executive officers (Items 4 and 5 of this proxy statement).  Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors, in the approval of the 2012 Plan and other matters on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, on the proposal to approve the 2012 Plan or for the advisory votes regarding the compensation of our named executive officers, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this proxy statement).

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the 2012 Plan, abstentions and broker non-votes will have the same effect as a vote against the proposal.

In counting votes on the proposals to ratify the selection of the independent registered public accounting firm and the non-binding vote on the compensation of the named executive officers, abstentions and broker non-votes will have no effect on the proposals.

Abstentions and broker non-votes will have no effect on the outcome of the frequency of the stockholder vote on the compensation of the named executive officers.

Voting by Proxy

The Board of Directors of Franklin Financial is requesting that you allow your shares of Franklin Financial common stock to be represented at the annual meeting by the persons named in the proxy card.  All shares of Franklin Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote:

•	FOR each of the nominees for director;

•	FOR the approval of the 2012 Plan;

•	FOR ratification of McGladrey & Pullen, LLP as the independent registered public accounting firm;

•	FOR the approval of the compensation of the named executive officers; and

•
FOR the approval of a stockholder vote to approve the compensation of the named executive officers every one year.  Stockholders are not voting to approve or disapprove this recommendation by the Board of Directors.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Franklin Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP

If you participate in the ESOP you will receive a voting instruction form for the ESOP that will reflect all the shares that you may direct Pentegra Trust Company, the ESOP trustee, to vote on your behalf under the ESOP.  Under the terms of the ESOP, all allocated shares of Franklin Financial common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Franklin Financial common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee received voting instructions from other plan participants, subject to the exercise of its fiduciary duties.  The deadline for returning your voting instruction form is February 13, 2012.

Corporate Governance and Board Matters

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Mr. Wheeler, who is Chairman, President and Chief Executive Officer of Franklin Financial and Franklin Federal.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Director L. Gerald Roach and the relationship between the Company and Williams, Mullen, Clark & Dobbins, P.C., a law firm in which Director Hugh T. Harrison II is a shareholder and that provides services to the Company and the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer.  However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight.  The Board of the Company is currently comprised of seven directors, six of whom are independent directors under the listing standards of the Nasdaq Stock Market.  The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director.  All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.  Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.  The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk management oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attends all or portions of the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members as of December 30, 2011.  All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of the Company’s website (www.franklinfederal.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Hugh T. Harrison II		X	X*
L. Gerald Roach	X		X
Elizabeth W. Robertson	X	X*
George L. Scott	X*	X
Richard T. Wheeler, Jr.
Richard W. Wiltshire, Jr.	X		X
Percy Wootton		X	X
Number of Meetings in Fiscal 2011	3	2	0
*      Chairperson

Audit Committee.  The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The committee also receives and reviews the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices.  The Audit Committee selects, subject to ratification by stockholders, the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters.  The Board of Directors has determined that Mr. Scott and Ms. Robertson are “audit committee financial experts” under the rules of the Securities and Exchange Commission.  Mr. Scott and Ms. Robertson are independent under the listing standards of the Nasdaq Stock Market applicable to audit committee members.

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the President and Chief Executive Officer and other executives and establishes personnel policies.  The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites.  The Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers.  Those recommendations consider the objectives of the compensation philosophy and the range of compensation programs authorized by the Compensation Committee.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Franklin Financial and monitoring compliance with these policies and guidelines.  In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders.  It recommends director candidates for each committee for appointment by the Board.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence under applicable Securities and Exchange Commission and listing definitions.

The Committee will also consider any other factors it deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations.  Further, when identifying nominees to serve as directors, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and Committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The Nominating and Corporate Governance Committee adheres to the following process when it identifies and evaluates individuals to be nominated for election to the Board of Directors:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the Committee members and other members of the Board of Directors, as well as its knowledge of members of Franklin Federal’s local communities.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Corporate Governance Committee, care of the Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;
4.
As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table provides the compensation received by individuals who served as non-employee directors of Franklin Financial and Franklin Federal during fiscal 2011.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Hugh T. Harrison II	35,500	38,000	73,500
L. Gerald Roach	35,900	8,331	44,231
Elizabeth W. Robertson	36,700	23,311	60,011
George L. Scott	36,700	38,000	74,700
Richard W. Wiltshire, Jr.	35,900	39,978	75,878
Percy Wootton	35,500	17,239	52,739

(1)	These amounts represent nonqualified deferred compensation under phantom equity deferred compensation plans.

Cash Retainer and Meeting Fees for Non-Employee Directors.  The following table sets forth the applicable retainers and fees that will be paid during fiscal 2012 to the non-employee directors of Franklin Federal.  Directors do not receive any additional fees for their service on the Board of Directors of Franklin Financial.

Annual Retainer	$12,600

Fee per Board Meeting	$1,200

Fee per Committee Meeting	$500

Board and Committee Meetings

During the year ended September 30, 2011, the Board of Directors of the Company and the Bank held 14 and 20 meetings, respectively.  All directors attended all of the meetings of the Board of Directors and Board committees on which they served in fiscal 2011.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend.  The upcoming annual meeting of stockholders is the first annual meeting of Franklin Financial.

Code of Ethics and Business Conduct

Franklin Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Audit-Related Matters

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to stockholder ratification, McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

Audit Committee of the Board of Directors
of Franklin Financial Corporation

George L. Scott – Chairperson
L. Gerald Roach
Elizabeth W. Robertson
Richard W. Wiltshire, Jr.

Audit Fees.  The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2011 and 2010 by McGladrey & Pullen, LLP:

	2011	2010
Audit Fees	$210,000	$103,000
Audit-Related Fees (1)	$179,500	–
Tax Fees	–	–
All Other Fees	–	–

(1)	Includes fees for the review of the registration statement prepared in connection with the mutual-to-stock conversion and related stock offering.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.

The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended September 30, 2011, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Stock Ownership

The following table provides information as of December 30, 2011 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock.  A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding

Franklin Federal Savings Bank Employee Stock Ownership Plan 4501 Cox Road Glen Allen, Virginia 23060	1,144,227	(1)	8.0%

Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	1,001,643	(2)	7.0%

(1)	Based on information contained in a Schedule 13G filed with the U.S. Securities and Exchange Commission on May 6, 2011.
(2)
Based on information contained in a Schedule 13D filed with the U.S. Securities and Exchange Commission on June 2, 2011 by the following entities in addition to Mr. Mackey in his individual capacity:  Homestead Partners LP, Homestead Odyssey Partners LP, Arles Partners LP and Arles Advisors Inc.

The following table provides information as of December 30, 2011 about the shares of Franklin Financial common stock that may be considered to be owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.  The number of shares beneficially owned by all directors and executive officers as a group totaled 3.7% of our outstanding common stock as of December 30, 2011.  Each director and named executive officer owned less than 1.0% of our outstanding common stock as of that date.

Name	Common Stock
Directors
Hugh T. Harrison II	6,628
L. Gerald Roach	25,000
Elizabeth W. Robertson	51,000	(1)
George L. Scott	45,453
Richard T. Wheeler, Jr.	106,422	(2)
Richard W. Wiltshire, Jr.	39,997
Percy Wootton	12,244
Named Executive Officers Who Are Not Also Directors
Donald F. Marker	79,999
Steven R. Lohr	80,028	(3)
Barry R. Shenton	80,000

All Directors and Executive Officers as a group (10 persons)	526,771
_________________
(1)        Includes 2,000 shares owned by Ms. Robertson’s son.
(2)        Includes 20,000 shares owned by Mr. Wheeler’s spouse.
(3)        Includes 39,717 shares held by the individual retirement account of Mr. Lohr’s spouse.

Items to be Voted on by Stockholders

Item 1 – Election of Directors

The Company’s Board of Directors consists of seven members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Hugh T. Harrison II, Elizabeth W. Robertson and George L. Scott.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of each of the nominees.

Information regarding the nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated in each individual’s biography is as of September 30, 2011.  There are no family relationships among the directors or executive officers.

Board Nominees for Terms Ending in 2015

Hugh T. Harrison II is a shareholder in the law firm of Williams, Mullen, Clark & Dobbins, P.C.  Age 57.  Director of the Company and the Bank since 2010 and 2008, respectively.

As an attorney specializing in commercial real estate, Mr. Harrison brings in-depth knowledge and expertise regarding Franklin Federal’s commercial real estate loan operations.  Prior to attending law school, Mr. Harrison was a bank examiner with the Virginia State Corporation Commission Bureau of Banking.

Elizabeth W. Robertson served as a certified public accountant with KPMG LLP from 1975 until 1985 and is a community and civic volunteer.  Since March 2011, Ms. Robertson has held the position of procurement manager for Monument Restaurants.  Age 58.  Director of the Company and the Bank since 2010 and 1996, respectively.

While practicing as a certified public accountant, Ms. Robertson specialized in audits of financial institutions.  Ms. Robertson’s previous experience as a certified public accountant provides expertise that qualifies her as a financial expert on the Company’s Audit Committee.  In addition, Ms. Robertson has been a resident of our market area since 1975 and is an active member of the community. Ms. Robertson’s active involvement in the community has helped her establish a network of contacts that greatly assists us in our marketing efforts.

George L. Scott is retired and served as a partner in KPMG LLP from 1979 until 2008.  Age 65.  Director of the Company and the Bank since 2010 and 2008, respectively.

As a former Securities and Exchange Commission reviewing partner for KPMG LLP, Mr. Scott provides the Board of Directors with critical experience regarding tax, financial and accounting matters and has the background to qualify as a financial expert on the Company’s Audit Committee.

Directors with Terms Ending in 2013

Richard W. Wiltshire, Jr. is retired and a past president (1988-1997) and chief executive officer (1992-1997) of Home Beneficial Corporation and Home Beneficial Life Insurance Company.  Age 66.  Director of the Company and the Bank since 2010 and 2008, respectively.

Mr. Wiltshire’s experience offers the Board of Directors substantial public company management experience, specifically within the region in which we conduct our business.  Mr. Wiltshire has considerable experience in the insurance industry and the related investment and risk assessment practice areas necessary in banking operations.

Percy Wootton is a retired cardiologist and a past president (1997-1998) and member (1991-1999) of the Board of Trustees of The American Medical Association.  Age 79.  Director of the Company and the Bank since 2010 and 1979, respectively.

Through his affiliation with Franklin Federal for over 30 years, Dr. Wootton brings in-depth knowledge and understanding of our history, operations and customer base.  Additionally, Dr. Wootton’s previous experience as a past president and member of the Board of Trustees of The American Medical Association provided him with leadership experience and expertise that is valuable to our Board of Directors.

Directors with Terms Ending in 2014

L. Gerald Roach is President and Chief Executive Officer of Mutual Assurance Society of Virginia.  Age 67.  Director of the Company and the Bank since 2010 and 2004, respectively.

Mr. Roach has extensive management level, investment and regulatory experience in the financial services industry.  Such management experience in the regulated insurance industry has exposed  Mr. Roach to many of the issues facing public companies today, particularly regulated entities involved in investing funds and risk management, making Mr. Roach a valued component of the Board.

Richard T. Wheeler, Jr. is Chairman, President and Chief Executive Officer of Franklin Financial Corporation and Franklin Federal.  Mr. Wheeler joined Franklin Federal in 1992.  Previously, he was a partner in KPMG LLP.  Age 64.  Director of the Company and the Bank since 2010 and 1992, respectively.

Mr. Wheeler’s extensive experience in the local banking industry, prior experience as the Virginia banking industry leader for KPMG LLP and involvement in business and civic organizations in the communities in which Franklin Federal operates affords the Board valuable insight regarding our business and operations.  Mr. Wheeler’s knowledge of all aspects of our business, combined with his community connections and strategic vision, position him well to continue to serve as our Chairman, President and Chief Executive Officer.

Item 2 – Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP to be the Company’s independent registered public accounting firm for fiscal 2012, subject to ratification by stockholders.  A representative of McGladrey & Pullen, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Item 3 – Approval of the Franklin Financial Corporation 2012 Equity Incentive Plan

On October 25, 2011, the Company’s Board of Directors adopted, subject to approval by stockholders at the annual meeting, the Franklin Financial Corporation 2012 Equity Incentive Plan.  The 2012 Plan will become effective as of the date of approval by the Company’s stockholders.

The Board of Directors has reserved a total of 2,002,398 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2012 Plan.  Of these shares, the Company may grant up to 572,114 shares in the form of restricted stock and may grant stock options for up to 1,430,284 shares.  These figures represent 4% and 10%, respectively, of the Company’s outstanding common stock following its conversion from the mutual holding company form of organization into a public company.  All employees and directors of the Company and its affiliates are eligible to participate in the 2012 Plan.  A summary of the 2012 Plan follows.  This summary is qualified in its entirety by the full text of the 2012 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2012 Plan

Purpose.  We believe that the 2012 Plan will promote the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2012 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock awards, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards.  Subject to adjustment as provided in the 2012 Plan, the 2012 Plan reserves a total of 2,002,398 shares of common stock for issuance pursuant to awards granted under the 2012 Plan, of which up to 572,114 shares may be granted in the form of restricted stock awards and up to 1,430,284 shares may be granted in the form of stock options.

Eligibility.  Our officers, employees and non-employee directors are eligible to receive awards under the plan.  However, only officers and employees are eligible to receive incentive stock option grants.  The size of individual awards is limited under the applicable regulations of the Office of the Comptroller of the Currency (“OCC”): (i) an individual officer or employee may not receive an award covering in excess of 25% of the number of shares available in each of the restricted stock and stock option share reserves and (ii) an individual non-employee director may not receive in excess of 5% of the number of shares available in each of the restricted stock and stock option share reserves (subject to an overall limit of 30% in the aggregate for all non-employee directors).

Limitations on Awards.  We may grant stock options for a maximum of 357,571 shares of common stock under the 2012 Plan to any one person during any one calendar year.  In addition, the exercise price of any stock option must not be less than the greater of (i) $10.00 per share or (ii) the fair market value of a share at the time of grant.

Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation.  Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time.  For grants of restricted stock awards to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest.  The 2012 Plan contains all of these features and will enable awards under the 2012 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Code, if we so desire.

Administration.  A committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2012 Plan.  The Board of Directors has appointed the Compensation Committee to administer the 2012 Plan.  However, at times, the Board of Directors may administer the 2012 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2012 Plan; and make all other decisions and determinations necessary under the 2012 Plan.

Limitations on Transfer; Beneficiaries.  Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation and will not cause any option intended to be an incentive stock option to fail to qualify as such and where it also concludes that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements.  Under the 2012 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions.  Under applicable OCC rules, awards made under a time-based vesting schedule may vest no more rapidly than at the rate of 20% per year, beginning on the first anniversary of the grant date.  Subject to this regulatory limitation, the Committee may also include performance-based vesting conditions in any award.  The 2012 Plan identifies a variety of industry-specific performance metrics from among which the Committee may choose the vesting conditions applicable to a specific award or portion of an award.  See “—New Plan Benefits” below.

Acceleration Upon Certain Events.  Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a change in control, as defined in the 2012 Plan.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2012 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2012 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2012 Plan will be adjusted proportionately and the Committee will adjust the 2012 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits.  As of the date of this proxy, the Compensation Committee has made no specific determinations regarding the allocation of awards under the 2012 Plan or the terms of such awards.  We expect that the Compensation Committee will develop a timeline for making such determinations following receipt of stockholder approval.  However, while seeking to provide the Compensation Committee with appropriate flexibility in its management of the 2012 Plan, the Board of Directors has, by resolution, directed the Compensation Committee to follow certain general principles in establishing the conditions applicable to how restricted stock awards will be earned.  Specifically, the Board has mandated that, subject to the terms of the 2012 Plan, the vesting of all restricted stock awards made on or before September 30, 2013 will be contingent on achieving specific, performance-based vesting conditions that reflect the Company’s strategic goals.  The performance conditions will include, but may not be limited to, a requirement that the Company achieve a 5% or greater compounded annual growth rate in tangible book value per share over the anticipated five-year performance period in order for an award recipient to fully vest in the shares eligible to vest in each year of the performance period with a minimum compounded annual growth rate of 2.5% required to vest in any shares.  Annual vesting would be prorated to reflect Company performance over the range of 2.5% to 4.9% compounded annual growth rate in tangible book value per share.  Any portion of an award not vested in prior years would be eligible to vest on a later vesting date during the performance period if, as of such date, the Company has met the specified performance target (i.e., 5% or greater compounded annual growth rate in tangible book value per share) from the inception of the performance period.  Alternatively, the awards will fully vest if, from the inception of the performance period, the Company’s share price increases at or above a 12% compounded annual growth rate and the Company achieves a 2.5% or greater compounded annual growth rate in tangible book value per share.  The Board believes that, by following these principles, the Committee will be able to develop an equity compensation strategy that provides appropriate incentives to our key personnel in a manner consistent with the goal of closely aligning the interest of our key personnel with our stockholders.  It is the Board’s intention to evaluate all proposed awards for compliance with these principles and ratify the Committee’s actions only in light of such compliance.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2012 Plan.  Stockholders must approve amendments to the 2012 Plan that will materially increase the number of shares of stock issuable under the 2012 Plan, expand the types of awards provided under the 2012 Plan, materially expand the class of participants eligible to participate in the 2012 Plan, materially extend the term of the 2012 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations.  In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason.  No termination or amendment of the 2012 Plan may adversely affect any award previously granted under the 2012 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2012 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-statutory Stock Options.  An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2012 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount.  While the exercise of an incentive stock option may not result in current taxable income to the optionee, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future income recognized in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Franklin Financial Corporation 2012 Equity Incentive Plan.

Item 4 – Advisory Vote on the Approval of Compensation of the Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires, among other things, that the Company permit a non-binding advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies through the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Company or its Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 5 – Advisory Vote on the Frequency of a Stockholder Vote on the Compensation of the Named Executive Officers

The Dodd-Frank Act requires the Company to obtain, at least once every six years, a stockholder vote on the frequency of a stockholder vote on the compensation of the named executive officers.

This proposal gives the Company’s stockholders the opportunity to determine whether the frequency of a stockholder vote on the compensation of the named executive officers will be every one, two or three years.  Stockholders may also abstain from voting on the frequency of a stockholder vote on executive compensation.

Because the vote is advisory, it will not be binding upon the Company or its Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of a stockholder vote on executive compensation.  We recommend that our stockholders select a frequency of every year, or an annual vote.

The Board of Directors has determined that having an advisory vote on the compensation of the named executive officers each year is the best approach because the Company’s Compensation Committee reviews and determines the primary elements of compensation, namely salary and cash bonus, each year.

The Board of Directors unanimously recommends conducting a vote to approve the compensation of the named executive officers every one year.  Note: stockholders are not voting to approve or disapprove this recommendation.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission.  Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.  See “Compensation Discussion and Analysis.”

Compensation Committee of the Board of Directors
of Franklin Financial Corporation

Elizabeth W. Robertson (Chairperson)
Hugh T. Harrison II
George L. Scott
Percy Wootton

Compensation Committee Interlocks and Insider Participation. Mr. Wheeler serves on the board of directors of Mutual Assurance Society of Virginia, of which Mr. Roach is President and Chief Executive Officer. Mr. Wheeler does not serve on the board committee of Mutual Assurance Society of Virginia that performs the functions equivalent to that of a compensation committee.

Compensation Discussion and Analysis

The compensation provided to our “named executive officers” for the 2011 fiscal year is set forth in detail in the Summary Compensation Table and supporting tables and narrative that follow the Summary Compensation Table in this proxy statement.  The purpose of this Compensation Discussion and Analysis is to explain our executive compensation philosophy, objectives and design and the compensation elements for our named executive officers.  Our “named executive officers” are those executives listed in the Summary Compensation Table under the Executive Compensation section of this proxy statement.

Compensation Philosophy

Our compensation philosophy starts from the premise that our success depends, in large part, on the dedication and commitment of the people we place in key operating positions to drive our business strategy.  We strive to satisfy the demands of our business model by providing our management team with incentives tied to the successful implementation of our business objectives.  However, we recognize that we operate in a competitive environment for talent.  Therefore, our approach to compensation considers the full range of compensation techniques that enable us to compare favorably with our peers as we seek to attract and retain key personnel.

In 2011, our compensation decisions for our named executive officers were based on the following:

•
Meeting the Demands of the Market – We strive to provide our named executive officers with competitive base salaries and retirement benefits that, when viewed in connection with our overall work environment, position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

•	Reflecting our Business Philosophy – Our approach to compensation reflects our values and the way we do business in the communities we serve.

We are working with an independent consultant to include performance-based compensation in our overall compensation philosophy in the future.  See “Role of the Compensation Consultant.”

Compensation Elements

The following elements made up the fiscal 2011 compensation program for our named executive officers.  All compensation was paid by Franklin Federal Savings Bank.

Element	Form of Compensation	Purpose	Performance Criteria
Base salary	Cash	Providing a competitive level of fixed compensation that attracts and retains skilled management	Each individual officer’s performance and contribution to the Bank

Incentive compensation	Cash	Providing additional compensation to attract and retain skilled management
Discretionary cash bonuses have historically been paid to all employees and are partially performance-based.  The benefits from the Bank’s deferred compensation plans are based on the financial performance of the Bank

Health and welfare plans
Eligibility to receive available health and other welfare benefits paid for, in whole or in part, by Franklin Federal, including broad-based medical, dental, life insurance and disability plans and a severance plan
		Providing a competitive, broad-based employee benefits structure	Not performance-based

Retirement plans
Eligibility to participate in, and receive benefits from, our 401(k) Plan, ESOP and Defined Benefit Pension Plan (available to all eligible employees) and, for Mr. Wheeler, a supplemental executive retirement plan (“SERP”)

In addition, we maintain a stock-based deferral plan for directors and our named executive officers
		Providing competitive retirement-planning benefits to attract and retain skilled management	Not performance-based

Perquisites	Our chief executive officer has a Bank-owned automobile. In addition, monthly dues to a business club are paid for by the Bank	Providing a competitive compensation package	Not performance-based

Upon stockholder approval of our proposed equity incentive plan, we expect that equity-based, long-term incentive compensation will become an important element of our compensation program, replacing the phantom equity deferred compensation plans for our named executive officers and certain other senior officers.   See “Items to be Voted on by Stockholders – Item 3 – Approval of the Franklin Financial Corporation 2012 Equity Incentive Plan.”  Our ability to introduce equity awards to our compensation mix will depend on stockholder approval of our proposed plan and compliance with applicable regulatory guidelines relating to such plans.

Role of the Compensation Committee

We rely on the Compensation Committee to develop the broad outline of our compensation program and to monitor the success of the program in achieving the objectives of our compensation philosophy.  The Compensation Committee is also responsible for the administration of our compensation programs and policies.  In 2012, we expect our Compensation Committee to work closely with McLagan on our benefit plans and arrangements.  See “Role of the Compensation Consultant.”

The Compensation Committee operates under a written charter that establishes its responsibilities.  The Compensation Committee and the Board of Directors review the charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role.  Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our compensation program.  The charter vests in the Compensation Committee the sole responsibility for determining the compensation of the chief executive officer based on the Compensation Committee’s evaluation of his performance.  The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

During 2011, the Compensation Committee met two (2) times.  The current members of the Compensation Committee are Elizabeth W. Robertson (Chairperson), Hugh T. Harrison II, George L. Scott and Percy Wootton.

Role of the Compensation Consultant

The Compensation Committee engaged McLagan, an independent compensation consultant, for the 2012 fiscal year.  McLagan will provide the Compensation Committee with peer group data and recommendations that can be used to develop compensation programs that support our strategies as a public company.  Specifically, we are looking to work with McLagan to structure our compensation programs around the attainment of company-wide, business unit and individual targets that return positive results to our bottom line and to the tangible book value of our common stock.

Role of Management

Our chief executive officer, in conjunction with representatives of the Compensation Committee and the Human Resources Department, develops recommendations regarding the appropriate mix and level of compensation for our named executive officers (other than himself).  The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee.  The chief executive officer meets with the Compensation Committee to discuss the compensation recommendations for the other named executive officers.  Our chief executive officer does not participate in Compensation Committee discussions relating to the determination of his compensation.

Peer Group Analysis

The cornerstone of our compensation philosophy is the maintenance of a competitive compensation program relative to the companies with whom we compete for talent.  In 2011, we used the Virginia Bankers Association compensation survey for purposes of benchmarking base salaries for our named executive officers.

Base Salary

Our Compensation Committee sets base salaries for our named executive officers based primarily on:

(1)	base salaries paid to executive officers at comparable companies; and

(2)	each individual officer’s performance and contribution to our Company.

Effective October 1, 2011, our named executive officers received the following base salary adjustments:
	Increase in Base Salary

Richard T. Wheeler, Jr.	$4,200	1.75%
Steven R. Lohr	5,000	3.08
Donald F. Marker	6,000	4.17
Barry R. Shenton	5,000	3.08

See “Executive Compensation – Employment Agreements” for information on the current base salaries for our named executive officers.

Employment Agreements

We maintain three-year employment agreements with our named executive officers.  In addition to outlining the terms and conditions of employment, the employment agreements also ensure the stability of our management team by providing the executives with financial protection in the event a named executive officer is involuntarily terminated for reasons other than cause (as defined in the employment agreements) or if a named executive officer is terminated in connection with a change in control.  The terms and conditions of our employment agreements are consistent with the agreements provided to senior officers in the thrift industry and reflect best practices, such as the exclusion of tax gross ups.  See “Executive Compensation― Employment Agreements” and “—Potential Post-Termination Benefits” for a detailed discussion of the terms of the employment agreements and the benefits provided upon termination of service.

Incentive Compensation

Historically, the Bank has paid all employees a cash bonus equal to 5% of base salary plus a discretionary amount to individual employees to reward exceptional achievements during the prior year.  This cash bonus is paid at the sole discretion of the Bank.  See “Executive Compensation―Summary Compensation Table” for the cash bonuses paid to our named executive officers for the 2011 fiscal year.

Health and Welfare Plans

Our current health and welfare benefit plans are open to all full-time employees.  Under each plan, the named executive officers receive either the same benefit as all other salaried employees or a benefit that is exactly proportional, as a percentage of salary, to the benefits that others receive.

Retirement Plans

401(k) Plan. Participation in our tax-qualified 401(k) Plan is available to all of our employees over the age of 21 with at least one year of service and 1,000 hours of service per year.  This plan allows our employees to save money for retirement in a tax-advantaged manner.  The Bank matches 25% of employee contributions up to 6% of salary.  All of our named executive officers currently participate in this plan.

ESOP. Our ESOP provides our named executive officers with the opportunity to accumulate a retirement benefit in our common stock at no cost to the executives.  All of the named executive officers participate in the ESOP.

Defined Benefit Plan. Participation in our non-contributory defined benefit pension plan is available for substantially all of our employees hired prior to August 1, 2011.  Retirement benefits under this plan are generally based on an employee’s years of service and compensation during the five years of highest compensation in the ten years immediately preceding retirement.  All of the named executive officers participate in the defined benefit pension plan.

SERP. The Bank maintains a supplemental executive retirement plan for Mr. Wheeler to provide him with benefits he cannot receive through the defined benefit plan due to IRS limitations on benefits provided under tax-qualified plans.

Stock-Based Deferral Plan. In connection with our initial public offering, we adopted a stock-based deferral plan for certain eligible officers and members of the board of directors.  The stock-based deferral plan allowed participants to use funds transferred from the phantom equity deferred compensation plans in order to purchase common stock in the initial public offering.  See “Executive Compensation—Nonqualified Deferred Compensation—Phantom Equity Deferred Compensation Plans.” The new stock-based deferral plan may be amended at a later date to permit eligible officers and members of the board of directors to make future elections to defer compensation into the plan and invest such deferrals in Franklin Financial Corporation common stock.  Messrs.  Wheeler, Marker, Lohr and Shenton are participants in the plan.  See “Executive Compensation—Nonqualified Deferred Compensation—Stock-Based Deferral Plan” for additional information on the benefits provided to the executives.

Perquisites

During fiscal 2011, the only perquisites provided were to Mr. Wheeler. A Bank-owned automobile was provided to Mr. Wheeler and his monthly dues to The Commonwealth Club were paid for by the Bank.  These benefits have been offered for many years, and we believe it is a common element of a competitive compensation package for a chief executive officer at a financial institution that is comparable to us.

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and on an annual basis to ensure an understanding of the financial impact of the program.  Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements.  As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences.  To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible.  However, to the greatest extent possible, it is our intent to structure our compensation programs in a tax efficient manner.

Stock Ownership Requirements

During fiscal 2011, the Company did not have a formal stock ownership policy for our named executive officers or Board members.

Conclusion

Our Compensation Committee has considered each of the elements of the named executive officers’ compensation, as described above.  The committee believes the amount of each element, and the total amount of compensation for each named executive officer is reasonable and appropriate in light of the officer’s experience and individual performance.

Executive Compensation

Summary Compensation Table. The following table provides information concerning total compensation earned or paid to the principal executive officer, principal financial officer and the two other most highly compensated executive officers of Franklin Financial who served in such capacities at September 30, 2011.  These four officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value ($)(1)	All Other Compensation ($)(2)	Total ($)
Richard T. Wheeler, Jr.	2011	235,800	11,790	188,980	12,924	449,494
Chairman, President and Chief Executive Officer of the Company and the Bank	2010	231,600	11,580	136,870	8,245	388,295

Donald F. Marker	2011	144,000	21,600	82,814	2,160	250,574
Vice President, Chief Financial Officer and Secretary/Treasurer of the Company and Executive Vice President, Chief Financial Officer and Secretary/Treasurer of the Bank	2010	138,100	6,905	39,299	2,071	186,375

Steven R. Lohr	2011	162,300	8,115	92,219	2,435	265,069
Vice President of the Company and Executive Vice President of the Bank	2010	158,100	15,800	60,365	2,371	236,636

Barry R. Shenton	2011	162,300	8,115	94,283	2,435	267,133
Vice President of the Company and Executive Vice President of the Bank	2010	158,100	7,905	57,774	2,371	226,150

(1)
Reflects the aggregate change in the actuarial value of the executive’s accumulated benefits under the Virginia Bankers Association Defined Benefit Plan and Mr. Wheeler’s supplemental executive retirement plan, calculated in accordance with Statement of Financial Accounting Standards No. 87.

(2)	Represents 401(k) Plan matching contribution and, with respect to Mr. Wheeler, a car and club allowance.

Employment Agreements

Franklin Financial and Franklin Federal maintain employment agreements with Messrs. Wheeler, Marker, Lohr and Shenton (the “executive(s)”).  The employment agreements have an initial term of three years and may be renewed by the Board of Directors following a review of each executive’s job performance for an additional year so that the remaining term will be three years.  The employment agreements provide for a base salary and, among other things, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.  In addition, the employment agreements provide cash payments and benefit continuation in the event of involuntary termination without cause or voluntary termination for good reason, disability or in connection with a change in control.  If an executive is terminated for cause or voluntarily terminates his employment with Franklin Financial or Franklin Federal, he will not receive a payment or benefits under the employment agreement.

Under the terms of their employment agreements, the executives are subject to a one year non-compete if they terminate their employment for good reason (as defined in the agreement) or they are terminated without cause (as defined in the agreement).

Under each of the employment agreements, if, in connection with or following a change in control (as described in the agreements), we terminate the executive without cause or if the executive terminates employment voluntarily under certain circumstances specified in the agreement, he will receive a severance payment equal to 3.0 times his average annual taxable compensation (excluding taxable compensation payments received from the phantom equity deferred compensation plans) for the five preceding taxable years.  In addition, the executive will receive continued coverage under our health, life, dental and disability insurance programs for 36 months.

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive under their agreements upon termination of employment.

Pension Benefits

Employees’ Pension Plan. We maintain a defined benefit pension plan to provide retirement income for eligible employees.  Employees who are at least 21 years old begin participation in the plan after completing one year of service.  Upon retirement at or after age 65, employees receive an annual benefit based on their total years of service and their average compensation for the five consecutive highest compensation years in the ten-year period preceding their retirement.  A participant may elect early retirement after attaining age 55 and completing 10 years of service.  All benefits are integrated with a participant’s social security benefits.  For an unmarried participant, the normal form of benefit payment is a life annuity with 120 monthly payments guaranteed.  The normal form of benefit for a married participant is a qualified joint-and-50% survivor annuity.  With spousal consent, a married participant may select a distribution option from among several actuarially equivalent annuity options.

SERP. In addition to his participation in the pension plan, Mr. Wheeler has entered into a supplemental executive retirement plan agreement with Franklin Federal to provide him with benefits that cannot be provided through the pension plan as a result of the benefit limitations applicable to tax-qualified retirement plans.  Mr. Wheeler’s accrued benefit under the supplemental agreement is equal to the difference between (i) his accrued benefit under the pension plan’s benefit formula computed without regard to applicable benefit limitations and (ii) his actual accrued benefit under the pension plan.  The supplemental benefit is generally distributable at the same times and in the same forms as the benefit provided by the pension plan.

The following table sets forth the actuarial present value of each executive’s accumulated benefit under our pension plan (and, in Mr. Wheeler’s case, the pension plan and the supplemental executive retirement plan agreement) along with the number of years of credited service under the plan.

Name	Plan Name	Present Value of Accumulated Benefit ($)(1)	Number of Years of Credited Service (#)(2)
Richard T. Wheeler, Jr.	Virginia Bankers Association Defined Benefit Plan	1,025,080	20
	Supplemental Retirement Plan	36,598	20
Donald F. Marker	Virginia Bankers Association Defined Benefit Plan	282,319	22
Steven R. Lohr	Virginia Bankers Association Defined Benefit Plan	400,075	14
Barry R. Shenton	Virginia Bankers Association Defined Benefit Plan	390,409	13

(1)	The present value of each executive’s accumulated benefit assumes normal retirement (age 65), the election of a ten year certain and life form of pension and is based on a 4.75% discount rate.
(2)	Number of years of credited service used only to determine the benefit under the pension plan.

Nonqualified Deferred Compensation

Phantom Equity Deferred Compensation Plans. Our directors and certain senior officers have participated in a series of nonqualified deferred compensation plans that provided benefits modeled after the stock compensation arrangements in place at publicly traded thrift institutions, including stock option, restricted stock and employee stock ownership plans.  These deferred compensation plans provided for the credit of awards that were adjusted annually based on the financial performance (return on equity) of Franklin Federal.  In connection with our initial public offering, these plans were frozen and participants were given the opportunity to transfer their account balances to a new stock-based deferral plan and invest in Company stock in connection with our initial public offering.  Account balances not transferred earn interest at Franklin Federal’s interest rate on seven-year certificates of deposit, compounded and adjusted annually.  Information with respect to these plans is set forth in the following table:

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)(1)	Aggregate Balance at Last Fiscal Year End ($)(2)

Richard T. Wheeler, Jr.	—	—	268,256	875,522	—

Donald F. Marker	—	—	155,550	498,794	—

Steven R. Lohr	—	—	136,721	250,000	254,552

Barry R. Shenton	—	—	184,773	250,000	302,493

(1)	Reflects a transfer to the stock-based deferral plan.
(2)	Reflects the executive’s aggregate vested account balance in the 2001 and 2008 Deferred Compensation Plans.

Stock-Based Deferral Plan. In connection with our initial public offering, we adopted a stock-based deferral plan for certain eligible officers and members of the board of directors.  The stock-based deferral plan allowed participants to use funds transferred from the phantom equity deferred compensation plans described above in order to purchase common stock in the initial public offering.  The new stock-based deferral plan may be amended at a later date to permit eligible officers and members of the board of directors to make future elections to defer compensation into the plan and invest such deferrals in Franklin Financial Corporation common stock.  Information with respect to this plan is set forth in the following table:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)

Richard T. Wheeler, Jr.	875,522	—	78,588	—	954,110

Donald F. Marker	498,794	—	51,874	—	550,668

Steven R. Lohr	250,000	—	26,000	—	276,000

Barry R. Shenton	250,000	—	26,000	—	276,000

(1)	Reflects a transfer from the phantom equity deferred compensation plans.
(2)	Based on the Company’s closing stock price of $11.04 on September 30, 2011.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  If named executive officers are terminated for cause, they will receive their base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

All benefits credited to Mr. Wheeler under the supplemental executive retirement plan are non-forfeitable and therefore payable to him if he is terminated for cause.

Payments Made Upon Termination without Cause or for Good Reason. If Franklin Financial or Franklin Federal elects to terminate an executive for reasons other than for cause, or if an executive resigns after specified circumstances that would constitute constructive termination, the executives (or, in the event of death, their beneficiaries) are entitled to a lump sum severance payment equal to the base salary payments due for the remaining term of the employment agreement, along with all contributions that would have been made on behalf of the executive during the remaining term of the agreement pursuant to any of Franklin Financial’s or Franklin Federal’s employee benefit plans.  In addition, Franklin Federal or Franklin Financial would continue and/or pay for each executive’s health, life, dental and disability coverage for the remaining term of the employment agreement.

All benefits credited to Mr. Wheeler under the supplemental executive retirement plan are non-forfeitable and therefore payable to him if he is terminated for good reason or without cause.

Payments Made Upon Disability. Under the employment agreements, if an executive is terminated following a determination that he is totally and permanently disabled and unable to perform his duties, Franklin Financial will pay the executive 100% of his base salary for the remaining term of his employment agreement.  In addition, an executive is entitled to all perquisites and compensation and benefits provided under the employment agreement to the greatest extent possible under all benefit plans in which an executive participated before he was terminated and as if he was actively employed by Franklin Federal.  All disability payments would be reduced by the amount of any benefits payable under our disability plans.

All benefits credited to Mr. Wheeler under the supplemental executive retirement plan are non-forfeitable and therefore payable to him if he becomes disabled and his employment is terminated.

Payments Made Upon Death. Under their employment agreements, the executives’ estates are entitled to receive the compensation due to them through the end of the month in which their death occurs.

All benefits credited to Mr. Wheeler under the supplemental executive retirement plan are non-forfeitable and therefore payable to his beneficiary if he dies.

Payments Made Upon a Change in Control.  The executives’ employment agreements provide that in the event of a change in control followed by voluntary termination of employment (upon circumstances discussed in the agreement) or involuntary termination of employment for reasons other than cause, the executives receive a lump sum cash payment equal to 3.0 times the average of each executive’s five preceding taxable years’ annual compensation (“base amount”).  For this calculation, annual compensation will include all taxable income plus any retirement contributions or benefits made or accrued during the period, but it will exclude taxable compensation payments received from the phantom equity deferred compensation plans.  In addition, the executives will also receive the contributions they would have received under our retirement programs for a period of thirty-six months, as well as health, life, dental and disability coverage for that same time period.  Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the “base amount” constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts.  The executives’ employment agreements provide that if the total value of the benefits provided and payments made to them in connection with a change in control, either under their employment agreements alone or together with other payments and benefits that they have the right to receive from Franklin Financial and Franklin Federal, exceed three times their base amount (“280G Limit”), their severance payment will be reduced or revised so that the aggregate payments do not exceed their 280G Limit.

Under the terms of the ESOP, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding acquisition loan.  After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under the ESOP are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

Potential Post-Termination Benefits Tables. The amount of compensation payable to each named executive officer upon termination for cause, termination without cause or for good reason, a change in control followed by termination of employment, disability, death and retirement is shown below.  The amounts shown assume that such termination was effective as of September 30, 2011, and thus include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination.  The amounts do not include the executive’s account balances in Franklin Federal’s tax-qualified retirement plans to which each executive has a non-forfeitable interest.  The actual amounts to be paid out can only be determined at the time of such executive’s separation from Franklin Financial.

The following table provides the amount of compensation payable to Mr. Wheeler for each of the situations listed below.

	Payments Due Upon
	Involuntary Termination with Cause	Involuntary Termination without Cause or Voluntary Termination with Good Reason (1)	Disability (2)	Death	Voluntary Termination without Good Reason	Change in Control with Termination of Employment
Cash compensation	$–	$628,800	$628,800	$–	$–	$707,679
Health and welfare benefits (3)	–	51,273	51,273	–	–	51,273
Executive Supplemental Retirement Plan Benefit (4)	4,692	4,692	4,692	2,268	4,692	62,527
Total payment	$4,692	$684,765	$684,765	$2,268	$4,692	$821,479	(5)

(1)
“Good Reason” means the material breach of the agreement by Franklin Federal or Franklin Financial, including: (1) a material change to the executive’s responsibilities or authority; (2) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills or experience; (3) the failure to nominate or renominate the executive to the Board of Directors of Franklin Federal or Franklin Financial; (4) a reduction in salary or benefits; (5) termination or material reduction of incentive and benefits plans, programs or arrangements; (6) relocation of executive’s principal business office by more than twenty-five miles; or (7) the liquidation or dissolution of Franklin Financial or Franklin Federal.

(2)
Disability payment equals the executive’s base salary for the full remaining term of the agreements.  However, it does not reflect any reduction in benefits as a result of payments made under our disability plans.

(3)	The value of coverage under Franklin Federal’s health, life, dental and disability insurance programs for a period of 36 months.
(4)
Represents annual payments, with the exception of a change in control.  In the event of involuntary termination with cause, involuntary termination without cause, voluntary termination with or without good reason or disability, executive will receive a lifetime payment of $391 per month with 120 payments guaranteed.  In the event of a change in control, executive will receive a lump sum payment of $62,527 and in the event of death, executive’s spouse will receive a lifetime payment of $189 per month.

(5)
The amounts shown do not reflect the fact that, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Marker for each of the situations listed below.

	Payments Due Upon
	Involuntary Termination with Cause	Involuntary Termination without Cause or Voluntary Termination with Good Reason (1)	Disability (2)	Death	Voluntary Termination without Good Reason	Change in Control with Termination of Employment
Cash compensation	$–	$384,000	$384,000	$–	$–	$386,745
Health and welfare benefits (3)	–	30,384	30,384	–	–	30,384
Total payment	$–	$414,384	$414,384	$–	$–	$417,129	(4)

(1)
“Good Reason” means the material breach of the agreement by Franklin Federal or Franklin Financial, including: (1) a material change to the executive’s responsibilities or authority; (2) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills or experience; (3) a reduction in salary or benefits; (4) termination or material reduction of incentive and benefits plans, programs or arrangements; (5) relocation of executive’s principal business office by more than twenty-five miles; or (6) the liquidation or dissolution of Franklin Financial or Franklin Federal.

(2)
Disability payment equals the executive’s base salary for the full remaining term of the agreements.  However, it does not reflect any reduction in benefits as a result of payments made under our disability plans.

(3)	The value of coverage under Franklin Federal’s health, life, dental and disability insurance programs for a period of 36 months.
(4)
The amounts shown do not reflect the fact that, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Lohr for each of the situations listed below.

	Payments Due Upon
	Involuntary Termination with Cause	Involuntary Termination without Cause or Voluntary Termination with Good Reason (1)	Disability (2)	Death	Voluntary Termination without Good Reason	Change in Control with Termination of Employment
Cash compensation	$–	$432,800	$432,800	$–	$–	$470,937
Health and welfare benefits (3)	–	33,797	33,797	–	–	33,797
Total payment	$–	$466,597	$466,597	$–	$–	$504,734	(4)

(1)
“Good Reason” means the material breach of the agreement by Franklin Federal or Franklin Financial, including: (1) a material change to the executive’s responsibilities or authority; (2) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills or experience; (3) a reduction in salary or benefits; (4) termination or material reduction of incentive and benefits plans, programs or arrangements; (5) relocation of executive’s principal business office by more than twenty-five miles; or (6) the liquidation or dissolution of Franklin Financial or Franklin Federal.

(2)
Disability payment equals the executive’s base salary for the full remaining term of the agreements.  However, it does not reflect any reduction in benefits as a result of payments made under our disability plans.

(3)	The value of coverage under Franklin Federal’s health, life, dental and disability insurance programs for a period of 36 months.
(4)
The amounts shown do not reflect the fact that, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Shenton for each of the situations listed below.

	Payments Due Upon
	Involuntary Termination with Cause	Involuntary Termination without Cause or Voluntary Termination with Good Reason (1)	Disability (2)	Death	Voluntary Termination without Good Reason	Change in Control with Termination of Employment
Cash compensation	$–	$432,800	$432,800	$–	$–	$447,621
Health and welfare benefits (3)	–	21,773	21,773	–	–	21,773
Total payment	$–	$454,573	$454,573	$–	$–	$469,394	(4)

(1)
“Good Reason” means the material breach of the agreement by Franklin Federal or Franklin Financial, including: (1) a material change to the executive’s responsibilities or authority; (2) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills or experience; (3) a reduction in salary or benefits; (4) termination or material reduction of incentive and benefits plans, programs or arrangements; (5) relocation of executive’s principal business office by more than twenty-five miles; or (6) the liquidation or dissolution of Franklin Financial or Franklin Federal.

(2)
Disability payment equals the executive’s base salary for the full remaining term of the agreements.  However, it does not reflect any reduction in benefits as a result of payments made under our disability plans.

(3)	The value of coverage under Franklin Federal’s health, life, dental and disability insurance programs for a period of 36 months.
(4)
The amounts shown do not reflect the fact that, in the event payments to the executive in connection with a change in control or otherwise would result in an excise tax under Section 4999 of the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and stockholders who own greater than 10% of our common stock are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors complied with applicable reporting requirements for transactions in Franklin Financial common stock during fiscal 2011.

Policies and Procedures for Approval of Related Persons Transactions

Franklin Financial maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than 5% of any outstanding class of voting securities of Franklin Financial, or immediate family members or certain affiliated entities of any of the foregoing persons living in the same household.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year;

•	Franklin Financial is, will or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•
any compensation paid to an executive officer of Franklin Financial if such compensation is disclosed pursuant to the proxy rules of the Securities and Exchange Commission or if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of Franklin Financial if such compensation is disclosed pursuant to the proxy rules of the Securities and Exchange Commission; and

•
any extension of credit with a related person provided in the ordinary course of the Company’s business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans provided to unrelated third parties and which did not involve more than the normal risk of collectibility or present other unfavorable features.  However, loans on nonaccrual status or that are past due, restructured or potential problem loans are not considered excluded transactions.

Related person transactions will be approved by the Board of Directors following a recommendation to the Board by the Audit Committee.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to their executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations.  Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Franklin Federal offers a loan program to directors and full-time employees whereby interest rates are granted to directors and employees on mortgage loans for portfolio on one residential property (primary or secondary residence or investment property) at the currently offered rates for portfolio loans and, for all directors and full-time employees, will then be reduced during the term of directorship or full-time employment by two percentage points, but never to a rate less than 6.0%.  One of our directors, L. Gerald Roach, has a mortgage loan from Franklin Federal that was made under this program at a rate of 6.0%.  The largest amount of principal outstanding during the 2011 fiscal year on this loan was $357,656; the outstanding balance at September 30, 2011 was $352,351; and the total principal and interest paid on this loan during the 2011 fiscal year was $5,305 and $21,315, respectively.

Directors and full-time or part-time employees who obtain saleable loans from Franklin Federal will be granted a 50 basis point reduction in the discount points charged on such loans, but only to the extent there are discount points charged on such loans.  There is no policy limit on the number of such saleable loans a director or full-time or part-time employee may obtain from Franklin Federal.

The Loan Committee may approve exceptions to the above policy when deemed to be in the best interest of the Bank.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Franklin Federal’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.

The aggregate outstanding balance of loans extended by Franklin Federal to its executive officers and directors and related parties was $363,749 at September 30, 2011.  These loans were performing according to their original terms at September 30, 2011.  In addition, these loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Franklin Federal, or available to all employees under employee and director special loan programs, and they did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Submission of Business Proposals
and Stockholder Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than September 14, 2012.  If next year’s annual meeting is held on a date more than 30 calendar days from February 21, 2013, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the meeting; provided that if less than 100 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Richard T. Wheeler, Jr., Chairman, President and Chief Executive Officer, 4501 Cox Road, Glen Allen, Virginia 23060.  Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.  All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been provided to all persons who were stockholders as of the close of business on December 30, 2011.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 30, 2011 upon written request to Donald F. Marker, Vice President, Chief Financial Officer and Secretary/Treasurer, 4501 Cox Road, Glen Allen, Virginia 23060.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

APPENDIX A

FRANKLIN FINANCIAL CORPORATION
2012 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the Franklin Financial Corporation 2012 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Franklin Financial Corporation (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends.  Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning.  The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)
Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)
Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)
Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Franklin Financial Corporation, or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, such service shall only include service as an employee or an approved absence while serving as an employee.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.  Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

 “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Franklin Financial Corporation 2012 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors.  It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors.  The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors.  To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.  Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)           Grant Awards;

(b)           Designate Participants;

(c)           Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)           Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4           AWARD AGREEMENTS.  Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,002,398.

5.2           SHARE COUNTING.  Any Shares subject to an Award that is forfeited, expires, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or non-issuance, again become available for Awards under this Plan and correspondingly increase the number of Shares available for grant and issuance under the Plan. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Option  issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan.

5.3           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4           LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 2,002,398, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 572,114 and the maximum number that may be delivered pursuant to Option exercises is 1,430,284.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the greater of (i) $10.00 per Share, or (ii) the Fair Market Value per Share as of the Grant Date.

(b)
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan.  The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.  The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2           INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option.  Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)           The expiration date set forth in the Award Agreement.

(2)           The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment.  Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)
Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners.  No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options.  No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)
Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 357,571 Options to any individual in any single calendar year.

ARTICLE 8
RESTRICTED STOCK

8.1           GRANT OF RESTRICTED STOCK.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2           ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3           FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or Disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4           DELIVERY OF RESTRICTED STOCK.  Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Franklin Financial Corporation 2012 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Franklin Financial Corporation or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Franklin Financial Corporation”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5           VOTING RIGHTS.  Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6           DIVIDENDS AND OTHER DISTRIBUTIONS.  During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares.  Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7           PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the CCommittee shall determine.  Performance awards may be in the form of performance shares.  An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned.  These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.  Performance awards granted under the Plan may be based on one or more of the following business criteria: tangible book value and changes to tangible book value, basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing..  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2           TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3           LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4           BENEFICIARIES.  Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5           STOCK CERTIFICATES.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6           ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7           TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive.  A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate.  To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1           CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2           ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3           ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1           AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2           AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1           NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2           NO STOCKHOLDER RIGHTS.  Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3           WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4           NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5           UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6           RELATIONSHIP TO OTHER BENEFITS.  No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7           EXPENSES.  The expenses of administering the plan shall be borne by the Company and its affiliates.

12.8           TITLES AND HEADINGS.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9           GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10           FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11           GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with all applicable regulatory requirements, including the following:

(i)
No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)
No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)
The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)
No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12           GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Virginia.

12.13           ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15           NO LIMITATIONS ON RIGHTS OF COMPANY.  Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16           SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

FRANKLIN FINANCIAL CORPORATION
4501 COX ROAD
GLEN ALLEN, VIRGINIA 23060
(804) 967-7000

Annual Meeting of Stockholders

February 21, 2012
4:00 p.m., Local Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING

The enclosed Proxy Statement and Annual Report to Stockholders are available at http://www.cfpproxy.com/7000.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints L. Gerald Roach, Richard W. Wiltshire, Jr. and Percy Wootton, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on February 21, 2012, at 4:00 p.m., local time, at The Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia 23060 with all of the powers the undersigned would possess if personally present at such meeting, as indicated to the right:

1.           The election as directors of all nominees listed (except as marked to the contrary below).

Hugh T. Harrison II, Elizabeth W. Robertson and George L. Scott

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Franklin Financial Corporation for the fiscal year ending September 30, 2012.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the Franklin Financial Corporation 2012 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	An advisory vote on the frequency of the advisory vote on the compensation of the named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE
LISTED  NOMINEES AND THE PROPOSALS SET FORTH IN (2), (3) AND (4) ABOVE AND
FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals 1-4 and “one year” for proposal 5.  If any other business is presented at the Annual Meeting this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

Date
Signature of Stockholder

Date
Signature of Stockholder

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated January 12, 2012 and of the Annual Report to Stockholders.

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying your voting instructions with respect to the shares of Franklin Financial Corporation (the “Company”) common stock you have allocated to your account to Pentegra Trust Company, our ESOP Trustee.  You are being asked to provide voting instructions to the ESOP Trustee on the proposals presented at the Company’s Annual Meeting of Stockholders to be held on February 21, 2012.  Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account.  As of  December 30, 2011, the record date for stockholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts.  In accordance with the terms of the ESOP, in the event no shares of Company common stock have been allocated to participant accounts at the time the Company common stock is to be voted, participants will be deemed to have one (1) share of Company common stock for the sole purpose of providing the ESOP Trustee with voting instructions.  To direct the ESOP Trustee how to vote your one “deemed” share of Company common stock, please complete, sign and submit the enclosed YELLOW vote authorization form in the postage-paid envelope provided with this letter, no later than February 13, 2012.  The shares of Company common stock held in the ESOP Trust that are unallocated and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee receives from participants, subject to the Employee Retirement Income Security Act of 1974, as amended.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Franklin Federal Savings Bank.

Sincerely,

/s/ Richard T. Wheeler, Jr.

Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

FRANKLIN FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN
VOTE AUTHORIZATION FORM

FRANKLIN FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

February 21, 2012

I understand that Pentegra Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of Franklin Financial Corporation (the “Company”) common stock under the Franklin Federal Savings Bank Employee Stock Ownership Plan.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on February 21, 2012.

You are to vote my one (1) deemed share as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Hugh T. Harrison II, Elizabeth W. Robertson and George L. Scott

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Franklin Financial Corporation for the year ending September 30, 2012.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of the Franklin Financial Corporation 2012 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	An advisory vote on the frequency of the advisory vote on the compensation of the named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
 NOMINEES AND THE PROPOSALS SET FORTH IN (2), (3) AND (4) ABOVE AND FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

The ESOP Trustee is hereby authorized to vote my one (1) deemed share of Company common stock in its trust capacity, as indicated above.

Date	Signature

Please date, sign and return this card in the enclosed postage-paid envelope no later than February 13, 2012.